                                  EXHIBIT 10.24
                                                                 Execution Copy



                                 AMENDMENT NO. 3

     AMENDMENT NO. 3 dated as of May 17, 1996, between CANANDAIGUA WINE COMPANY, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "SUBSIDIARY GUARANTOR" and, collectively the "SUBSIDIARY GUARANTORS" and, together with the Company, the "OBLIGORS"); each of the lenders that is a signatory hereto (individually, a "BANK" and, collectively, the "BANKS"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

     The Company, the Subsidiary Guarantors, the Banks and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of September 1, 1995 (as modified and supplemented and in effect on the date hereof, the "CREDIT AGREEMENT"). The Obligors and the Banks wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement shall (except as otherwise expressly provided in said Section 3) be amended as follows:

     A. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions (to the extent not already included in said Section 1.01) and inserting the same in their appropriate alphabetic locations, and amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

          "ADJUSTED  CASH FLOW"  shall mean,  for any period  (the  "CALCULATION
     PERIOD"), the sum, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) Operating Cash Flow for the calculation period (excluding the Adjustment Amount for such period but including, for the fiscal quarter of the Company ending on February 29, 1996, the aggregate amount of the charges specified in Part I of Schedule A to Amendment No.
     3), MINUS (b) Capital Expenditures made during the calculation period


                                AMENDMENT NO. 3

(excluding (x) Capital Expenditures made from the proceeds of Indebtedness other than Indebtedness hereunder and (y) Restructuring Capital Expenditures made during such period but not exceeding an aggregate amount for all calculation periods of $22,270,000) PLUS (c) the decrease (or MINUS the increase) of Working Capital from the last day of the fiscal quarter immediately preceding the calculation period to the last day of the calculation period.

          "ADJUSTMENT AMOUNT" shall mean, for any period, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), the amount of any income or expense included in the determination of net operating income for such period as a result of changes in the LIFO Reserve, PROVIDED that (i) for the fiscal quarter ending February 29, 1996, the Adjustment Amount shall be deemed to be equal to the aggregate amount of the charges specified in Parts I and II of Schedule A to Amendment No. 3 and (ii) for the fiscal quarter ending May 31, 1996, the Adjustment Amount (as determined above) shall be deemed to be increased by an amount equal to 50% of the aggregate amount of the charges specified in Part II of Schedule A to Amendment No. 3.

          "AMENDMENT NO. 3" shall mean Amendment No. 3 dated as of May 17, 1996 between the Company, the Banks party thereto and the Administrative Agent.

          "LIFO RESERVE" shall mean, for any period, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), the reserve established as at the end of such period by the Company to reflect the difference, if any, between
     (a) the cost of inventory using the last-in first-out method of accounting therefor and (b) the cost of inventory using the first-in first-out method of accounting therefor.

          "OPERATING  CASH FLOW" shall mean,  for any period,  the sum,  for the
     Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net operating income (calculated before taxes, interest income, Interest Expense, extraordinary and unusual items and income or loss attributable to equity in Affiliates) for such period PLUS (b) depreciation and amortization (to the extent deducted in determining net operating income) for such period PLUS (c) the Adjustment Amount for such period, if such Adjustment amount is expense (or MINUS the Adjustment Amount for such period, if such Adjustment Amount is income).

                                AMENDMENT NO. 3

          "TANGIBLE NET WORTH" shall mean, as at any date, the sum for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

               (a) the amount of capital stock, PLUS

               (b) the amount of additional paid-in capital and retained earnings (or, in the case of an additional paid-in capital or retained earnings deficit, MINUS the amount of such deficit), MINUS

               (c) the sum of the cost of treasury shares and Intangibles as at such date; PLUS

               (d) any expense since February 29, 1996 as a result of changes in the LIFO Reserve (or MINUS any income since February 29, 1996 as a result of changes in the LIFO Reserve), determined on an after-tax basis;

     PROVIDED, HOWEVER that in no event shall Subordinated Indebtedness be included in Tangible Net Worth.

     B. Section 2.05 of the Credit Agreement is hereby amended by increasing the maximum aggregate amount of Revolving Letters of Credit that may be outstanding at any one time from $12,000,000 (as specified in the first sentence of said
Section 2.05) to $20,000,000.

     C. Section 9.10 (b) of the Credit Agreement is hereby amended in its entirety to read as follows:

               "(b) TANGIBLE NET WORTH. The Company will not permit Tangible Net Worth to be less than the following respective amounts (subject to adjustment as provided in the last sentence of this Section 9.10(b)) at any time during the following respective periods:

                  PERIOD                            AMOUNT

         From 12/1/95 through 2/29/96             $ 80,000,000
         From 3/1/96 through 5/31/96              $ 85,000,000
         From 6/1/96 through 8/31/96              $ 90,000,000
         From 9/1/96 through 11/30/96             $105,000,000
         From 12/1/96 through 2/28/97             $125,000,000

         Notwithstanding the foregoing, each of the amounts set forth in the schedule above for any date shall be reduced by the aggregate amount paid in respect of repurchases of shares of common stock of the Company on or before such date pursuant to clause (iii) of Section 9.09 hereof.


                                AMENDMENT NO. 3

               In addition, the Company will not permit Tangible Net Worth as at any date (the "DETERMINATION DATE") after February 28, 1997 to be less than the sum of (i) $125,000,000 (or such lesser amount as is required by reason of the adjustments for stock repurchases referred to above) PLUS (ii) for each complete fiscal quarter commencing after December 1, 1996 and ending prior to the Determination Date for which net income of the Company and its Consolidated Subsidiaries is positive, 75% of the amount of such net income PLUS (iii) the aggregate amount paid upon the exercise of any stock options in respect of the Company's capital stock after February 28, 1996 and on or before the Determination Date MINUS (iv) the aggregate amount paid in respect of repurchases of shares of common stock of the Company after February 28, 1997 and on or before the Determination Date pursuant to clause
          (iii) of Section 9.09 hereof."

     Section 3. CONDITIONS. Each amendment set forth in Section 2 hereof shall become effective, as of February 29, 1996, upon the execution of this Amendment by each Obligor, the Administrative Agent and the Majority Banks; PROVIDED, that the definition of "Operating Cash Flow" (as such term is used in the determination of the Debt Ratio for purposes of calculating the Applicable Margin, the Commitment Fee Percentage and the Letter of Credit Fee Percentage) shall not be amended or modified by this Amendment No. 3.

     Section 4. REPRESENTATION. The Company represents and warrants to the Banks that the expenses and charges specified in Schedule A hereto have been incurred by the Company at the times specified therein and the description of such expenses and charges is true and correct. Section 5. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

                                AMENDMENT NO. 3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

                                   CANANDAIGUA WINE COMPANY, INC.

                                   By /S/ ROBERT S. SANDS
                                      Title:   Executive Vice President

                                   SUBSIDIARY GUARANTORS

                                      BATAVIA WINE CELLARS, INC.
                                      BISCEGLIA BROTHERS WINE COMPANY
                                      CALIFORNIA PRODUCTS COMPANY
                                      GUILD WINERIES & DISTILLERIES, INC.
                                      (formerly known as Canandaigua California
                                        Acquisition Corp.)
                                      TENNER BROTHERS, INC.
                                      WIDMER'S WINE CELLARS, INC.
                                      VINTNERS INTERNATIONAL COMPANY, INC.
                                      (formerly known as Canandaigua/Vintners
                                        Acquisition Corp.)

                                      By /S/ ROBERT S. SANDS
                                         -------------------------
                                         Title: Secretary

                                      CANANDAIGUA WEST, INC.
                                      BARTON INCORPORATED
                                      BARTON BRANDS, LTD.
                                      BARTON BEERS, LTD.
                                      BARTON BRANDS OF CALIFORNIA, INC.
                                      BARTON BRANDS OF GEORGIA, INC.
                                      BARTON DISTILLERS IMPORT CORP.
                                      STEVENS POINT BEVERAGE COMPANY
                                      MONARCH WINE COMPANY,
                                        LIMITED PARTNERSHIP
                                        By Barton Management, Inc.,
                                           Corporate General Partner
                                      BARTON MANAGEMENT, INC.
                                      V ACQUISITION CORP.

                                      By /S/ ROBERT S. SANDS
                                         ----------------------
                                         Title:  Vice President

                                      BARTON FINANCIAL CORPORATION


                                      By /S/ DAVID S.SORCE
                                         --------------------
                                         Title:  Vice President

                                 AMENDMENT NO. 3

                                      BANKS

THE CHASE MANHATTAN BANK             THE FIRST NATIONAL BANK OF CHICAGO
     (NATIONAL ASSOCIATION),
     ROCHESTER DIVISION


By /S/ DIANA LAURIA                  By /S/  J. GARLAND SMITH
   ---------------------------          ----------------------------
   Title: Vice President                Title:  Managing Director

WELLS FARGO BANK, N.A.               MANUFACTURERS AND TRADERS TRUST
                                         COMPANY

By /S/ LANCYGIN                       By /S/ PHILIP SMITH
  ----------------------------          -----------------------------
  Title: Assistant Vice President       Title:  Regional Sr. Vice President

By /S/ PETER G. OLSON
  ----------------------------
  Title: Senior Vice President

FLEET BANK                           PNC BANK, NATIONAL ASSOCIATION


By /S/ MARTIN K. BIRMINGHAM          By /S/ THOMAS R.COLWELL
   ---------------------------          -----------------------------
   Title:  Assistant Vice President     Title: Vice President

NATIONAL CITY BANK                   CORESTATES BANK, N.A.

By /S/ JED M. PARKER                 By
   ---------------------------          -----------------------------
   Title:   Vice President              Title:

THE FUJI BANK LIMITED,               THE BANK OF NOVA SCOTIA
     NEW YORK BRANCH

By /S/ TEIJI TERAMOTO                By /S/ J. ALAN EDWARDS
   ---------------------------          -----------------------------
   Title: Vice President and            Title: Authorized Signatory
            Manager

CREDIT SUISSE                        THE SUMITOMO BANK, LIMITED
                                       NEW YORK BRANCH

By /S/ JOEL GLODOWSKI
   ---------------------------
   Title: Member Senior Management   By /S/ Y. KAWAMORA
                                        ----------------------------
                                        Title: Joint General Manager
By /S/ CHRIS T. HORGAN
   ---------------------------
   Title:  Associate                 By
                                        -----------------------------
                                        Title:

KEY BANK OF NEW YORK                 CHEMICAL BANK

By /S/ TIMOTHY A. MERRIMAN           By /S/ J. SPILLANE
   ----------------------------         -----------------------------
   Title:    Vice President             Title:  Vice President


                                AMENDMENT NO. 3

COOPERATIVE CENTRAL RAIFFEISEN-        LTCB TRUST COMPANY
  BOERENLEENBANK B.A. "RABOBANK
  NEDERLAND", NEW YORK BRANCH

By /S/ JOANNA M. SOLOWSKI              By /S/ RENE' O. LEBLANC
   ------------------------------          -----------------------------
   Title:  Vice President                  Title:  Senior Vice President

By /S/ ROBERT S. BUCKLIN
   ------------------------------
   Title:  Deputy General Manager

DB BANK DEUTSCHE GENOSSEN-             NBD BANK
   SCHAFTSBANK, CAYMAN ISLAND
   BRANCH                              By /S/ J. GARLAND SMITH
                                          -----------------------------
                                          Title:  Managing Director
By ------------------------------
   Title:


By:------------------------------
   Title:

                            THE ADMINISTRATIVE AGENT
                           THE CHASE MANHATTAN BANK
                             (NATIONAL ASSOCIATION),
                            as Administrative Agent


                            By /S/ CAROL A. ULMER
                               --------------------------
                               Title:  Vice President




                                AMENDMENT NO. 3

                                   SCHEDULE A


Part I:

     Eleven   million   three  hundred   thousand   dollars   ($11,300,000)   of
non-recurring costs and expenses during the six-month period ended February 29, 1996.


Part II:

     Nine million six hundred thousand dollars ($9,600,000) representing the difference between the Company's and its consolidated Subsidiaries' (determined on a consolidated basis without duplication and in accordance with GAAP) costs during the six-month period ended February 29, 1996 of inventory using the last-in first-out method of accounting therefor and the cost during such period of inventory using the first-in first-out method of accounting therefor.







                                AMENDMENT NO. 3